AMENDMENT NO. 2 TO PLEDGE AND SECURITY AGREEMENT, dated as of May 12, 2020 (this Amendment”), is by and among Par Petroleum, LLC, a Delaware limited liability company (the “Company”), and Par Petroleum Finance Corp., a Delaware corporation (“Finance Corp.”, and together with the Company, the “Issuers”), and the Grantors party hereto, and Wilmington Trust, National Association, as Collateral Trustee (in such capacity, the “Collateral Trustee”) for (i) the noteholders under to the Indenture referred to below, and (ii) the other Secured Parties (as defined in the Pledge and Security Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Indenture (as hereinafter defined).
W I T N E S S E T H:
WHEREAS, the Issuers, Par Pacific Holdings, Inc., for the limited purposes set forth therein, the guarantors party thereto, Wilmington Trust, National Association, as trustee, and the Collateral Trustee have entered into an Indenture, dated as of December 21, 2017 (as amended, supplemented, replaced or otherwise modified from time to time, the “Indenture”);
WHEREAS, in connection with the Indenture, the Issuers and certain of their Affiliates entered into the Pledge and Security Agreement, dated as of December 21, 2017 (as amended, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) in favor of the Collateral Trustee for the benefit of the Secured Parties;
WHEREAS, in connection with the entry into this Amendment, the Issuers and Grantors desire to amend certain Schedules to the Pledge and Security Agreement.
NOW, THEREFORE, IT IS AGREED:
1.Amendment to Schedules. By executing and delivering this Amendment, the Issuers and each Grantor party hereto, as provided in Section 3 of the Pledge and Security Agreement, hereby amends Schedules 1, 2, 3 and 4 to the Pledge and Security Agreement as set forth in Annex 1 hereto.
2.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
3.Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Issuers and the Grantors may not assign, transfer or delegate any of their rights or obligations under this Amendment without the prior written consent of the Collateral Trustee and any such assignment, transfer or delegation without such consent shall be null and void.
[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.
ISSUERS:

PAR PETROLEUM, LLC
PAR PETROLEUM FINANCE CORP.

By: /s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

GRANTORS:

HERMES CONSOLIDATED, LLC
WYOMING PIPELINE COMPANY LLC
PAR TACOMA, LLC
U.S. OIL & REFINING CO.
MCCHORD PIPELINE CO.
USOT WA, LLC
PAR HAWAII REFINING, LLC
PAR HAWAII, LLC

By: /s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

PAR HAWAII SHARED SERVICES, LLC

By: /s/ William Monteleone
Name: William Monteleone
Title: Vice President

[Signature page to Amendment No. 2 to Pledge and Security Agreement]

COLLATERAL TRUSTEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By: /s/ Barry Somrock
Name: Barry Somrock
Title: Assistant Vice President

[Signature page to Amendment No. 2 to Pledge and Security Agreement]